Exhibit 99.2

Full Year 2006

Supplemental Financial Information

Feb. 26, 2007

DTE Energy

1

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	December 31
	2006	2005
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$147	$88
Restricted cash	146	122
Accounts receivable
Customer (less allowance for doubtful accounts of $170 and $136, respectively)	1,427	1,746
Collateral held by others	68	286
Other	442	363
Accrued power and gas supply cost recovery revenue.	117	186
Inventories Fuel and gas	562	522
Materials and supplies	153	146
Deferred income taxes	245	257
Assets from risk management and trading activities	461	806
Other	193	160

	3,961	4,682

Investments
Nuclear decommissioning trust funds	740	646
Other	505	530

	1,245	1,176

Property
Property, plant and equipment	19,224	18,660
Less accumulated depreciation and depletion	(7,773)	(7,830)

	11,451	10,830

Other Assets
Goodwill	2,057	2,057
Regulatory assets	3,198	2,074
Securitized regulatory assets	1,235	1,340
Intangible assets	72	99
Notes receivable	164	409
Assets from risk management and trading activities	164	316
Prepaid pension assets	71	186
Other	139	166

	7,100	6,647

Total Assets	$23,757	$23,335

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	December 31
	2006	2005
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,145	$1,187
Accrued interest	115	115
Dividends payable	94	92
Short-term borrowings	1,131	943
Current portion of long-term debt, including capital leases	354	691
Liabilities from risk management and trading activities	437	1,089
Other	888	803

	4,164	4,920

Other Liabilities
Deferred income taxes	1,465	1,396
Regulatory liabilities	765	715
Asset retirement obligations	1,213	1,091
Unamortized investment tax credit	120	131
Liabilities from risk management and trading activities	259	527
Liabilities from transportation and storage contracts	157	317
Accrued pension liability	388	284
Accrued postretirement liability	1,414	406
Deferred gains from asset sales	36	188
Minority interest	42	92
Nuclear decommissioning	99	85
Other	312	334

	6,270	5,566

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,918	5,234
Securitization bonds	1,185	1,295
Equity-linked securities	—	175
Trust preferred-linked securities	289	289
Capital lease obligations	82	87

	7,474	7,080

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 177,138,060 and 177,814,429 shares issued and outstanding, respectively	3,467	3,483
Retained earnings	2,593	2,557
Accumulated other comprehensive loss	(211)	(271)

	5,849	5,769

Total Liabilities and Shareholders’ Equity	$23,757	$23,335

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Year Ended December 31
	2006	2005
(in Millions)
Operating Activities
Net Income	$433	$537
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	1,014	872
Deferred income taxes	28	147
Gain on sale of assets, net	(11)	(38)
Gain on sale of interests in synfuel projects	(38)	(367)
Impairment of synfuel projects	77	—
Partners’ share of synfuel project losses	(251)	(318)
Contributions from synfuel partners	197	243
Cumulative effect of accounting changes	(1)	3
Changes in assets and liabilities, exclusive of changes shown separately	8	(78)

Net cash from operating activities	1,456	1,001

Investing Activities
Plant and equipment expenditures — utility	(1,126)	(850)
Plant and equipment expenditures — non-utility	(277)	(215)
Acquisitions, net of cash acquired	(42)	(50)
Proceeds from sale of interests in synfuel projects	246	349
Proceeds from sale of assets, net	67	60
Restricted cash for debt redemptions	(21)	4
Proceeds from sale of nuclear decommissioning trust fund assets	253	201
Investment in nuclear decommissioning trust funds	(284)	(235)
Other investments	(10)	(66)

Net cash used for investing activities	(1,194)	(802)

Financing Activities
Issuance of long-term debt	612	869
Redemption of long-term debt	(687)	(1,266)
Short-term borrowings, net	291	437
Issuance of common stock	17	172
Repurchase of common stock	(61)	(13)
Dividends on common stock	(365)	(360)
Other	(10)	(6)

Net cash used for financing activities	(203)	(167)

Net Increase in Cash and Cash Equivalents	59	32
Cash and Cash Equivalents at Beginning of the Period	88	56

Cash and Cash Equivalents at End of the Period	$147	$88

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Year Ended December 31
	2006	2005
(in Millions)

Operating Revenues	$4,737	$4,462

Operating Expenses
Fuel and purchased power	1,566	1,590
Operation and maintenance	1,337	1,308
Depreciation and amortization	812	640
Taxes other than income	252	241
Asset (gains) and losses, net	(6)	(26)

	3,961	3,753

Operating Income	776	709

Other (Income) and Deductions
Interest expense	278	267
Interest income	(4)	(3)
Other income	(35)	(27)
Other expenses	55	46

	294	283

Income Before Income Taxes	482	426

Income Tax Provision	162	149

Income Before Accounting Change	320	277

Cumulative Effect of Accounting Change	1	(3)

Reported Earnings	321	274

Adjustments
September 2006 MPSC electric rate order	38
Cumulative Effect of Accounting Change	(1)	3
Performance Excellence Process	—	4
Incremental non-recurring DTE2 project costs	—	8
Gain on sale of assets	—	(17)

Operating Earnings	$358	$272

Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Unaudited)

	Year Ended Dececember 31
	2006	2005
(in Millions)

Operating Revenues	$1,811	$2,098

Operating Expenses
Cost of gas	1,127	1,455
Operation and maintenance	421	411
Depreciation, depletion and amortization	95	97
Taxes other than income	53	42
Asset (gains) and losses, net	—	48

	1,696	2,053

Operating Income (Loss)	115	45

Other (Income) and Deductions
Interest expense	67	57
Interest income	(9)	(10)
Other income	(7)	(4)
Other expenses	—	3

	51	46

Income (Loss) Before Income Taxes	64	(1)

Income Tax Provision (Benefit)	12	(14)

Reported Earnings	52	13

Adjustments
Performance Excellence Process	16	1
April 2005 MPSC gas orders	—	57
Incremental non-recurring DTE2 project costs.	—	5

Operating Earnings	$68	$76

Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of Dec. 31, 2006
($ millions)

Short-term borrowings	$1,131
Current portion of long-term debt, including capital leases	354
Mortgage bonds, notes and other	5,918
Securitization bonds	1,185
Capital lease obligations	82
less MichCon short-term debt	(331)
less Securitization bonds, including current portion	(1,296)

Total debt	7,043

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,849

Total capitalization	$13,181

Debt	53.4%
Preferred	2.2%
Common shareholders’ equity	44.4%

Total	100.0%

Sales Analysis — 2006
Electric Sales — Detroit Edison Service Area (GWh)

	2006	2005	% Change

Residential	15,769	16,812	-6%
Commercial	17,948	15,618	15%
Industrial	13,235	12,317	7%
Other	3,228	2,719	19%

	50,180	47,466	6%
Interconnection	3,242	5,217	-38%
Choice*	3,603	7,278	-50%

TOTAL SALES	57,025	59,961	-5%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	2006	2005	% Change

Residential	1,670,697	1,516,645	10%
Commercial	1,602,777	1,330,824	20%
Industrial	835,296	696,837	20%
Other	165,679	127,487	30%

	4,274,449	3,671,793	16%
Interconnection	169,071	380,035	-56%
Choice*	83,813	142,070	-41%

TOTAL REVENUES	4,527,333	4,193,898	8%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	2006	2005	% Change

Residential	102,759,921	123,089,401	-17%
Commercial	31,278,460	39,624,830	-21%
Industrial	1,217,010	1,501,936	-19%

	135,255,391	164,216,167	-18%
End User Transportation*	135,850,307	157,046,718	-13%

TOTAL SALES	271,105,698	321,262,885	-16%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	2006	2005	% Change

Residential	1,212,498	1,349,073	-10%
Commercial	366,381	429,589	-15%
Industrial	13,493	15,968	-15%

	1,592,372	1,794,630	-11%
End User Transportation*	134,929	133,887	1%

TOTAL REVENUES	1,727,301	1,928,517	-10%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	2006	2005	% Change

Actuals	867	1,109	-22%
Normal	736	736

Deviation from normal	18%	51%

Heating Degree Days
MichCon service territory

	2006	2005	% Change

Actuals	5,779	6,475	-11%
Normal	6,671	6,776

Deviation from normal	-13%	-4%

Sales Analysis — Q4 2006
Electric Sales — Detroit Edison Service Area (GWh)

	Q4 2006	Q4 2005	% Change

Residential	3,536	3,440	3%
Commercial	4,508	3,972	13%
Industrial	3,177	3,199	-1%
Other	841	716	17%

	12,061	11,327	6%
Interconnection	1,235	1,246	-1%
Choice*	722	1,671	-57%

TOTAL SALES	14,018	14,244	-2%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q4 2006	Q4 2005	% Change

Residential	375,094	308,365	22%
Commercial	402,351	342,036	18%
Industrial	202,239	188,232	7%
Other	40,499	32,467	25%

	1,020,183	871,100	17%
Interconnection	52,130	84,921	-39%
Choice*	15,149	32,705	-54%

TOTAL REVENUES	1,087,462	988,726	10%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q4 2006	Q4 2005	% Change

Residential	33,418,677	38,269,239	-13%
Commercial	8,974,517	11,823,294	-24%
Industrial	284,327	451,373	-37%

	42,677,521	50,543,906	-16%
End User Transportation*	37,243,007	40,332,976	-8%

TOTAL SALES	79,920,528	90,876,882	-12%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q4 2006	Q4 2005	% Change

Residential	333,234	522,906	-36%
Commercial	88,981	161,790	-45%
Industrial	2,712	5,879	-54%

	424,927	690,575	-38%
End User Transportation*	38,963	36,336	7%

TOTAL REVENUES	463,890	726,911	-36%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q4 2006	Q4 2005	% Change

Actuals	3	33	-91%
Normal	6	6

Deviation from normal	-50%	450%
Heating Degree Days
MichCon service territory

	Q4 2006	Q4 2005	% Change

Actuals	2,097	2,272	-8%
Normal	2,353	2,352

Deviation from normal	-11%	-3%